                                                        EXHIBIT 25


                               POWER OF ATTORNEY
                               -----------------
                               TELXON CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Telxon Corporation, a Delaware corporation (the "Company"), does hereby make, constitute and appoint Robert F. Meyerson, Dan R. Wipff, Gerald J. Gabriel and Fred L. Graf, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1994, together with any amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 24th day of June, 1994.



                                                /s/ J. ROBERT ANDERSON
                                                -----------------------------
                                                J. Robert Anderson, Director

                               POWER OF ATTORNEY
                               -----------------
                              TELXON CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Telxon Corporation, a Delaware corporation (the "Company"), does hereby make, constitute and appoint Robert F. Meyerson, Dan R. Wipff, Gerald J. Gabriel and Fred L. Graf, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1994, together with any amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 24th day of June, 1994.


                                        /s/ ROBERT A. GOODMAN
                                        ------------------------------
                                        Robert A. Goodman, Director

                               POWER OF ATTORNEY
                               -----------------
                               TELXON CORPORATION


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Telxon Corporation, a Delaware corporation (the "Company"), does hereby make, constitute and appoint Robert F. Meyerson, Dan R. Wipff, Gerald J. Gabriel and Fred L. Graf, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1994, together with any amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 24th day of June, 1994.



                                                /s/ ROBERT F. MEYERSON
                                                -----------------------------
                                                 Robert F. Myerson
                                                 Chief Executive Officer,
                                                 Chairman and Director

                               POWER OF ATTORNEY
                               -----------------
                               TELXON CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Telxon Corporation, a Delaware corporation (the "Company"), does hereby make, constitute and appoint Robert F. Meyerson, Dan R. Wipff, Gerald J. Gabriel and Fred L. Graf, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1994, together with any amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 23rd day of June, 1994.



                                                /s/ RAJ REDDY
                                                -----------------------------
                                                 Raj Reddy, Director

                               POWER OF ATTORNEY
                               -----------------
                               TELXON CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Telxon Corporation, a Delaware corporation (the "Company"), does hereby make, constitute and appoint Robert F. Meyerson, Dan R. Wipff, Gerald J. Gabriel and Fred L. Graf, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1994, together with any amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 28th day of June, 1994.



                                                /s/ NORTON. W ROSE
                                                -----------------------------
                                                Norton W. Rose, Director

                               POWER OF ATTORNEY
                               -----------------
                               TELXON CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Telxon Corporation, a Delaware corporation (the "Company"), does hereby make, constitute and appoint Robert F. Meyerson, Dan R. Wipff, Gerald J. Gabriel and Fred L. Graf, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1994, together with any amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

        IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 24th day of June, 1994.


                                                /s/ WALTER J. SALMON
                                                ---------------------------
                                                Walter J. Salmon, Director

                               POWER OF ATTORNEY
                               -----------------
                               TELXON CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Telxon Corporation, a Delaware corporation (the "Company"), does hereby make, constitute and appoint Robert F. Meyerson, Gerald J. Gabriel and Fred L. Graf, and each of them acting individually, his true and lawful attorney-in-fact and agent with power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as aforesaid, any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1994, together with any amendments and any other documents in support thereof or supplemental thereto, hereby granting to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity as aforesaid, hereby ratifying and confirming all acts and things which said attorneys-in-fact and agents may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 24th day of June, 1994.


                                        /s/ DAN R. WIPFF
                                        --------------------------
                                        Dan R. Wipff,
                                        Chief Operating Officer,
                                        President and Director